Exhibit 10.3
                Extension of Option Agreement

                  HUDSON   VENTURES,  INC.
50 West Liberty Street, Suite 880, Reno, Nevada  89501  PHONE (604)727-4679
___________________________________________________________________________

Glen Macdonald
303-1334 Cardero Street
Vancouver, BC  V6G 2J3

December 31, 2002

ATTENTION:  Glen Macdonald

     RE: Claims AAV 1-9, Grant #'s YC 19166-19174, Whitehorse Mining District, Yukon Territory, Canada (the "Property")

Dear Sir,

Pursuant to an option agreement dated as of January 21, 2002, Glen Macdonald ("GM") granted to Hudson Ventures, Inc., an option to acquire an interest in the Property (the "Agreement"). This letter confirms that in and for the sum of $1000 Cdn., the receipt of which is hereby acknowledged, GM has agreed to amend the terms of the Agreement by deleting the reference to "December 31, 2002" in section 2.1(C) and inserting "December 31, 2003" and further by deleting the reference to "December 31, 2003" in section 2.1(D) and inserting "December 31, 2004", and further by deleting the reference to "December 31, 2002 in section 2.1(D) and inserting "December 31, 2003". The remainder of the Agreement shall remain in full force and effect.

Yours truly,

HUDSON VENTURES, INC.

Per: /s/ Dana Upton

Dana Neill Upton, President

The above is hereby confirmed and agreed as of the date first above written.

GLEN MACDONALD

Per: /s/ Glen Macdonald

Glen Macdonald